SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 11

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                     OF 1940

                                Amendment No. 12

                         FIRST PACIFIC MUTUAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, Including Area Code (808) 988-8088
            Terrence Lee, President; First Pacific Mutual Fund, Inc.;
               2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822
                     (Name and address of Agent for Service)

Please send copies of all communications to: Audrey C. Talley, Esquire
                                             Stradley, Ronon, Stevens & Young
                                             2600 Once Commerce Square
                                             Philadelphia, PA   19103-7098

                 Approximate Date of Proposed Public Offering:
                      Upon effectiveness of this amendment.

              It is proposed that this filing will become effective
                             (check appropriate box)

               _____ immediately upon filing pursuant to paragraph (b)
               _____ on _________ pursuant to paragraph (b)
               _____ 60 days after filing pursuant to paragraph (a)(1)
               _____ on _________ pursuant to paragraph (a)(1)
               __x__ 75 days after filing pursuant to paragraph (a)(2)
               _____ on_________ pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number of securities under this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant has filed a Rule 24f-2 Notice for its most recent fiscal year on or about November 30, 1995.

                                TABLE OF CONTENTS

                                  TO FORM N-1A


The Facing Page

     1- Cross-Reference Sheet

     2- Part A - Prospectus

     3- Part B - Statement of Additional Information

     4- Part C - Other Information

     5- Signature Page

     Exhibits

                              CROSS REFERENCE SHEET

                                      N-1A

Item No.  Caption or Location in Prospectus

Part A

1         Cover

2         Fund Expenses, Prospectus Summary

3         N/A

4 Prospectus Cover, Investment Objective and Policies, Municipal Securities, Investment Practices

5 Officers and Directors, Manager, The Distribution Plan, Transfer Agent, Custodian, Shareholder Services and Reports and General Information and History

6 General Information and History, Shareholder Services and Reports, Distributions from the Fund, Tax Status

7         Purchasing Shares of the Fund, Net Asset Value, The Distribution Plan

8         Redemption of Shares

9         N/A

Part B

10        Cover

11        Table of Contents

12        N/A


13 Cover, Investment Policies and Restrictions, Additional Investment considerations, Description of Municipal Securities Ratings


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14        Officers and Directors

15        N/A

16        Investment Management Agreement

17        Portfolio Transactions

18        N/A

19        The Distributor

20        N/A

21        The Distributor

22        N/A

23        N/A

Part C

          Items 24 through 32 have been answered in order in Part C.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


FIRST PACIFIC MUTUAL FUND, INC.                                 Prospectus dated
2756 Woodlawn Drive, #6-201                                     May_____, 1996
Honolulu, Hawaii  96822


                         FIRST PACIFIC MUTUAL FUND, INC.

     First Pacific Mutual Fund, Inc. (the "Corporation") is a mutual fund, organized as a non-diversified open-end management investment company. In this Prospectus all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. The Corporation offers three series of shares each of which has different investment objectives and investment policies. Each Fund's net asset value will fluctuate.

     First Idaho Tax-Free Fund (the "Fund"). The objective of this Fund is to provide a high level of current income exempt from federal and Idaho state income taxes, consistent with preservation of capital. The Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Idaho income taxes. There can be no assurance that the Fund will meet its stated objective.

     First Pacific Management Corporation (the "Manager") manages the Fund's portfolio of investments.

     This  Prospectus  sets  forth  the  information   about  the  Fund  that  a
prospective investor should know before investing in the Fund. Please read and retain this Prospectus for future reference.

                              ---------------------

         A Statement of Additional Information, dated May_____, 1996, containing additional information about the Fund has been filed with the Securities and
Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (808) 988- 8088.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

FUND EXPENSE TABLE............................................................3

PROSPECTUS SUMMARY............................................................4

INVESTMENT OBJECTIVE AND POLICIES.............................................5

MUNICIPAL SECURITIES..........................................................6

INVESTMENT PRACTICES..........................................................7

PURCHASING SHARES OF THE FUND.................................................8

DISTRIBUTIONS FROM THE FUND..................................................10

REDEMPTION OF SHARES.........................................................11

NET ASSET VALUE..............................................................12

TAX STATUS...................................................................13

OFFICERS AND DIRECTORS.......................................................14

INVESTMENT MANAGER...........................................................14

CUSTODIAN....................................................................15

THE DISTRIBUTION PLAN........................................................16

ALLOCATION OF BROKERAGE TRANSACTIONS.........................................16

SHAREHOLDER SERVICES AND REPORTS.............................................16

GENERAL INFORMATION AND HISTORY..............................................17

                       FIRST IDAHO TAX-FREE FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases...............................2.75%
Sales Charge Imposed on Reinvested Dividends.............................None
Contingent Deferred Sales Charge.........................................None
Redemption Fees..........................................................None

Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses..................................................... .50%
12b-1 Fees.............................................................. .50 1
Other Expenses (Estimated).............................................. .15
Total Operating Expenses............................................... 1.15%

     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses set forth above are based on estimated amounts for the fiscal year ending September 30, 1996. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.


     The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                     1 year                    3 years
                       $39                        $63

This example should not be considered a representation of past or future expenses or actual performance. Actual expenses may be greater or less than those shown.

----------------------------

1 The Manager and the Distributor have indicated they will waive a portion of the Fund's Management Expenses and 12b-1 fees during the period ending September 30, 1996. Such waivers may cease at any time.

                                   PERFORMANCE

     From time to time, the Fund may advertise its total return, yield and tax equivalent yield. The "total return" of the Fund refers to the average annual compounded rate of return over 1, 5 and 10 year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. Aggregate total return may also be presented for various periods; such return represents the cumulative change in value of an investment in the Fund for the specific period (reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the Fund during the relevant period. The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of the Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The "tax equivalent" yield of the Fund is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the stated current yield calculated as described above. The Fund's Annual Report will contain additional performance information. It will be available following the completion of the Fund's fiscal year, without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                               PROSPECTUS SUMMARY

Offering  Price,
and Minimum
Purchase The minimum initial investment is $1,000 with $100 minimum subsequent investment; less in certain circumstances. Shares are sold at net asset value plus any applicable sales charge. See "PURCHASING SHARES OF THE FUND".

Investment
Objective
and Policies        The Fund seeks to  provide a high  level of  current  income exempt from federal and Idaho state income taxes, consistent with  preservation  of capital.  There is no assurance  that this  objective  will be  achieved.  The  Fund  will  invest primarily in a varied  portfolio of  investment  grade Idaho municipal  securities.  The Fund  will  primarily  invest in municipal  securities issued by or on behalf of the State of
                    Idaho  and  its   political   subdivisions,   agencies   and
                    instrumentalities, certain interstate agencies and certain territories of the United States. Municipal securities include municipal bonds, as well as shorter term municipal notes, municipal leases, zero coupon bonds, pre-refunded bonds, and tax exempt commercial paper. Individual bonds could range in maturity from three months to forty years.
                    The net asset value per share may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. The Fund will not invest more than 10% in lower rated municipal securities.
                    See "INVESTMENT OBJECTIVES AND POLICIES".

Risks and
Investment
Practices           Subject  to  certain  limitations,  the  Fund  may  lend its portfolio securities,  and enter into when-issued or delayed delivery  transactions.  These  investments  entail  certain risks.  Tax-exempt  securities may be adversely  affected by local  political and economic  conditions  and  developments within  the State and the  United  States of  America  which adversely  affect  issuers  of such  tax-exempt  securities.
                    Adverse  conditions  in the  State  of  Idaho's  significant industries  could have a  correspondingly  adverse effect on specific issuers within the State or on anticipated  revenue of the State.  In the event of the  bankruptcy of a borrower of Fund  portfolio  securities,  the Fund  could  experience delays in  recovering  either the  securities  loaned or its cash. To the extent that the value of the securities  loaned has  increased  or the value of the  collateral  held by the
                    Fund has decreased,  the Fund could  experience a loss. When the  time  comes  to  receive  and  pay  for  a  when-issued security, the security may have a value greater or less than
                    the  Fund's  fixed  payment   obligation.   See   "MUNICIPAL
                    SECURITIES" and "INVESTMENT PRACTICES."

Investment Manager  First   Pacific   Management   Corporation   is  the  Fund's
                    Investment Manager.  The Investment Manager was organized in
                    1988. The annual management fee is .50% of average daily net assets.

Distributions from
Fund Distributions from net investment income are declared daily and paid monthly. Capital gains, if any, are distributed annually. See "DISTRIBUTIONS FROM THE FUND."

Redemption          Shares  may be  redeemed  at the next  determined  net asset value. The Fund may require involuntary redemption of shares
                    if  the  value  of  an  account  is  less  than  $500.   See
                    "REDEMPTION OF SHARES."

Transfer Agent      First Pacific Recordkeeping,  Inc. See "SHAREHOLDER SERVICES
                    AND REPORTS."


                    The above is qualified in its entirety by
                   reference to the more detailed information
                     included elsewhere in this Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide a high level of current income exempt from federal and Idaho state income taxes, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective, which may be changed only with shareholder approval.

     The Fund will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Idaho and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Idaho state income taxes. In normal circumstances up to 100%, but not less than 80%, of the Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. In certain instances the interest on municipal securities may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. The Fund may invest up to 30% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state alternative minimum tax. (See "TAX STATUS".) The Fund may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which each Fund will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality. (See "Municipal Securities-Medium and Lower Grade Municipal Securities" below.)

     When the Investment Manager determines during periods of adverse market conditions, including when Idaho tax exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax.

                              MUNICIPAL SECURITIES

General

     Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

     There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuations in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. The Fund may invest in municipal leases without limit. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium and interest on the bonds to their maturity date or to a specific call date. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

     From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected. The Tax Reform Act of 1986 also limits the types and amounts of securities eligible to pay tax exempt interest, which may restrict the range of tax exempt securities available for investment by the Fund.

     Investors should be aware that the net asset value of the Fund may change as general levels of interest rates fluctuate. When interest rates increase, the value of the Fund's portfolio securities can be expected to decline. Conversely, when interest rates decline, the value of the Fund's portfolio securities can be expected to increase.

Investment Grade Municipal Securities

     The Fund will invest its assets primarily (up to 100% but not less than 90%), in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A and
BBB); or if unrated, are judged by the Investment Manager to be of comparable quality to such rated securities. Bonds which are rated Baa or BBB are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Although the Fund will invest primarily in investment grade municipal securities, from time to time the Fund may also invest in medium grade municipal securities and in lower grade municipal securities. The Investment Manager attributes to medium and lower quality obligations the same general characteristics as do rating services such as Standard & Poor's and Moody's.

Lower Grade Municipal Securities

     Municipal securities which are in lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Lower grade municipal securities, including those rated BB and Ba, are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms. A more detailed description of the risks of investing in such municipal securities is set forth in the Statement of Additional Information.

Certain Considerations Regarding Idaho Securities

     The ability of the Fund to meet its objective is affected by the ability of municipal issuers to meet their payment obligations. There are additional risks associated with an investment which invests primarily in issues of one state. Since the Fund invests primarily in obligations of issuers located in Idaho, the marketability and market value of these obligations may be affected by certain Idaho constitutional provisions, legislative measures, executive orders, administrative regulations, and voter initiatives.

     The Idaho economy is concentrated in construction, manufacturing, agriculture, tourism, food products, lumber and mining. Agriculture related business ranks as the state's number one industry with cash receipts of close to $3 billion. Over 18,000 Idahoans are employed in food processing operations and more than 32,000 work on farms and ranches. The service producing sector accounts for nearly eight out of every ten nonfarm jobs in Idaho. Tourism is growing rapidly and is Idaho's third largest industry. Idaho's hi-tech industry has continued to grow at a rapid pace and may become the state's largest employer.

                              INVESTMENT PRACTICES

"When-Issued" and "Delayed Delivery" Transactions

     The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Other Practices

     The Fund may invest in municipal bonds with a maturity range as long as 40 years. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Investment Manager, will provide a high level of current income consistent with liquidity requirements and market conditions.

     The Fund may borrow amounts up to 5% of its net assets (including reverse repurchase agreements) in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowing.

     It is possible that the Fund will invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities or hospitals) of the municipal bond market. (An investment of more than 25% of assets in a particular segment of the municipal bond market differs from an investment (i.e., concentration) of more than 25% of assets in a single industry.) In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects.

     The Fund intends to invest its assets in a varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size, the Fund may invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, the Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

                          PURCHASING SHARES OF THE FUND

     The Funds' shares are continuously offered through First Pacific Securities (the "Distributor"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822. The Distributor is a wholly-owned subsidiary of the Fund's Investment Manager.

     The minimum initial investment to open an account is $1,000, and the minimum subsequent investment is $100. Shares in the Fund may be purchased from the Distributor or from members of the National Association of Securities Dealers who have sales agreements with the Distributor. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. Direct purchase orders may be made by submitting a check or wiring funds and in the case of a new account, a completed application sent to the Fund's transfer agent, First Pacific Recordkeeping, Inc. ("Transfer Agent") at the following address: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822. For subsequent investments, the stub from the bottom of the shareholder confirmation should be sent along with the check.

     All orders for the purchase of shares are subject to acceptance or rejection by the Corporation or by the Distributor. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern Standard Time, are confirmed at that day's net asset value plus any applicable sales charge, which will vary with the amount purchased. Direct purchase orders received by the Transfer Agent after 4:00 p.m. Eastern Standard Time are confirmed at the next determined net asset value plus any applicable sales charge, next determined on the following business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.

Shares are offered at net asset value plus any applicable sales charge as follows:

                                                                                        Concession to
                                                              As a % of Net             Dealers as a
Amount of                           As a % of                 Amount                    % of Amount
Investment                          Offering Price            Invested                  Invested
------------------------------------------------------------------------------------------------------

Less than $50,000                   2.75%                     2.83%                     2.25%

$50,000 but less
than $100,000                       2.25%                     2.30%                     1.75%

$100,000 but less
than $250,000                       1.75%                     1.78%                     1.25%

$250,000 but less
than $500,000                       1.25%                     1.27%                     0.95%

$500,000 but less
than $1,000,000                     1.00%                     1.01%                     0.80%

$1,000,000 and over                 0.00%                     0.00%                     0.25%*

* The Distributor may pay a concession to dealers, out of its own assets, a fee of up to .25% of the offering price of sales of $1,000,000 or more. However, the Distributor reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

     The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs, and for investor convenience, share certificates will not be issued. The Fund's shares are offered at the net asset value next computed, plus any applicable sales charge, after the Transfer Agent receives a check and order to purchase from an investor's securities dealer or broker or directly from the investor. There is a sales load of up to 2.75% imposed on purchases of Fund shares at the time of purchase.

     Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Information is available by contacting the Fund or your broker-dealer.

     Fund shares may be purchased at reduced sales charges through a Letter of Intention (LOI). Through an LOI, you may pay a lower sales charge if the dollar amount of shares currently being purchased plus the dollar amount of any purchases you intend to make during the next thirteen months of shares of the Fund equals $50,000 or more. Shares acquired up to 90 days before the LOI is filed will be counted toward completion of the LOI, and will be entitled to a retroactive downward adjustment of the initial sales charge. You or your dealer must inform us each time that a purchase is made under a LOI. Automatic Investment Plans are not allowed for LOI purchases. Your first purchase must be at least 5% of the LOI amount. If the transfer agent does not receive a completed LOI within 20 business days after settlement of the first LOI purchase or if the total purchases indicated on the LOI are not made within the thirteen month period, your account will be charged with the difference between the reduced LOI sales charge and the sales charge applicable to the purchase actually made. Out of your initial purchase, 5% of the dollar amount specified will be held in escrow during the thirteen month period (registered in your name) to assure such necessary payment. If you redeem your account during this period, the applicable Fund will withhold from the escrow amount sufficient shares to pay any unpaid sales charge.

     Fund shares may be purchased without a sales charge by employees, directors and officers of the Fund, investment executives and other employees of dealers that have selling agreements with the Distributor, and the spouses and children under 21 years of age of any of the foregoing persons.

     Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order. It is the responsibility of an investor, or an investor's broker or dealer, to promptly forward payment to the Corporation for shares being purchased.

     The Distributor from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or other prizes to broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives may be made available only to selected broker-dealers and financial institutions, based on objective standards developed by the Distributor, to the exclusion of other broker-dealers and financial institutions. The Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund.

In-Kind Purchases

     Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval of the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the next determined net asset value plus any applicable sales charge, after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities, described below under "NET ASSET VALUE", at the value next determined after receipt of the purchase order. Approval by the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                           DISTRIBUTIONS FROM THE FUND

     The Fund will declare distributions on a daily basis and will pay such distributions on a monthly basis. The Fund will also make distributions to investors of its net realized capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by the Fund, less the Fund's expenses. Capital gain distributions consist of the Fund's realized gain on transactions in securities and in futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

     The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to an investor's account in additional shares of the Fund valued at net asset value, unless an investor elects otherwise to the Fund's transfer agent. This election must be made by writing to the Transfer Agent. If an investor elects to change the method of distribution, such change will be effective only with regard to distributions for which the payment date is seven or more business days after the Transfer Agent has received the request.

                              REDEMPTION OF SHARES

Written Redemption Request

     Investors may redeem shares at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request should indicate the amount to be redeemed, identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000, or if proceeds are to be sent to anyone other than the registered shareholder or address of record, signature(s) must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker dealer, registered securities association or clearing agency. From time to time, the Transfer Agent, in its discretion, may waive any or certain of the foregoing requirements in particular cases. Investors will receive the net asset value per share next computed after the Transfer Agent receives the redemption request in proper form.

Telephone Redemptions

     Investors who have previously established the telephone redemption privilege may sell shares by calling the Transfer Agent at (808) 988-8088 before 4:00 p.m. Eastern Standard Time to request a redemption. Prior to redeeming shares by telephone the "Redemption Instructions" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed and on file with the Transfer Agent. The signature(s) on the Authorization must be medallion guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker dealer, registered securities association or clearing agency unless the Authorization is completed at the time an account is originally established. A redemption requested by telephone will be processed at the net asset value next determined after receipt of the request. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. If the amount being redeemed is $50,000 or more, see "Written Redemption Request". In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.

     By utilizing the telephone redemption service, an investor authorizes the Transfer Agent or its agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction request by telephone. In addition, investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the Corporation's address. Requests to change the bank or account must be signed by each shareholder and each signature must be medallion guaranteed. This service may be amended or terminated at any time by the Transfer Agent or the Fund.

Redemptions Through Certain Broker Dealers

     Certain broker-dealers who have sales agreements with the Distributor may allow their customers to redeem shares of the Fund purchased through that broker-dealer by notifying the broker-dealer directly. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

General

     Whether shares are redeemed by the Fund or sold through a securities dealer, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to investors or their dealer as the case may be within five business days after a redemption request or repurchase order are received in proper form as set forth above or such shorter period as may be required by applicable law. Wire transfers from the Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the investor within two business days. If any shares are redeemed or repurchased shortly after purchase, the Fund will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.

     The right of redemption by the Fund may be suspended or the date of payment postponed for more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.

     The Fund reserves the right to redeem an investor's account where the account is worth less than $500. The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in an amount necessary to bring the account back to $500. The Fund will not redeem an investor's account which is worth less than $500 solely on account of a market decline.

                                 NET ASSET VALUE

     The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of 4:00 p.m. Eastern Standard Time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

     Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Directors of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when it is determined by First Pacific's Board of Directors that amortized cost is the fair value of such securities. Other assets are valued at fair value as determined in good faith by the Directors.

                                   TAX STATUS

Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In each year the Fund so qualifies and distributes to its shareholders substantially all of its net investment income and net capital gains, if any, in the manner required by the Code, it will not be required to pay federal income taxes, except to the extent that its taxable income is not distributed.

     If, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), the Fund will be qualified to pay exempt interest dividends to its shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Exempt interest dividends may be treated by shareholders as interest excludable from their gross income for federal income tax purposes, but may be taxable distributions for state and local tax purposes. Exempt interest dividends are included, however, in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent of the exempt interest dividends received from the Fund.

     Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts which may cause a shareholder to be subject to (or result in an increased liability under) the alternative minimum tax. The Fund may invest up to 30% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state alternative minimum tax.

     Distributions of the Fund's taxable income and net short-term capital gains, if any, are taxable to shareholders at ordinary income rates.
Distributions of the Fund's net long-term capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Distributions from the Fund will not be eligible for the 70% dividends received deduction for corporations because none of the Funds' net income will arise from dividends on common or preferred stock.

     Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes, and shareholders will recognize gain or loss in an amount equal to the difference between their basis in their shares of the Fund and the amount received. Assuming that such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss on shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gains dividends received (or deemed to have been received) with respect to such shares.

     Distributions of the Fund's taxable income and net capital gains, if any, will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the value thereof on the reinvestment date.

     In order to avoid a 4% excise tax on "spillover dividends," the Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous tax years. Dividends that are declared by the Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.

     The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. In addition, the Fund is required, in certain circumstances, to withhold up to 30% of dividends paid to nonresident aliens.

Idaho Tax Status

     Shareholders of the Fund who are subject to Idaho income taxes will not be subject to Idaho income taxes on the Fund's dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code of 1986, which are derived from interest on tax-exempt obligations of the State of Idaho or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that the Fund's distributions are attributable to sources not described in the preceding sentences, such as long or short term capital gains, such distributions will not be exempt from Idaho income tax.

     Persons or entities who are not Idaho residents but who transact business in Idaho may be subject to Idaho income taxation on dividends and distributions made by the Fund to the extent those dividends and distributions are not tax exempt as explained in the preceding paragraph.

     Persons or entities who are not Idaho residents and who do not transact any business in Idaho should not be subject to Idaho income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.

     The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from Idaho obligations and exempt from Idaho income tax.

     The tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, foreign and other tax consequences to them of any investment in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

                             OFFICERS AND DIRECTORS

     The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors under the laws of Maryland. A list of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

                               INVESTMENT MANAGER

     First Pacific Management Corporation (the "Manager"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, was founded in 1988, organized the Fund in 1996, and acts as its manager. The Manager manages the investment of the assets of the Fund, provides the Fund with investment research and administers the Fund's daily business affairs. The Manager engages in a continuous review and analysis of state and local economic conditions and trends and governmental activities related to the issuance of state and local debt obligations. The Manager provides portfolio research and services. The Manager is responsible for evaluating the portfolio and overseeing its performance. First Pacific
Management Corporation provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision; remuneration of directors, officers and other personnel; rent; and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its directors or officers may be subject or a party thereto. As compensation for the services provided by First Pacific Management Corporation, the Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

     The Manager may voluntarily assume expenses such that it will waive a portion of its fees to the extent required to meet any applicable state expense limitation or to maintain a certain voluntary maximum annual expense ratio for the Fund. Any such expense limitation would reduce the Fund's expenses and increase its yield.

     Certain officers and directors of the Fund are also officers or directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns 58% of the stock of the Manager. The stock of the Manager owned by Mr. Lee and by other stockholders who are not controlling persons is subject to certain agreements providing for rights of first refusal as to such stock.

     All investment decisions are made by a committee and no person is primarily responsible for making recommendations to that committee.

Management Agreement

     Subject to the authority of the Board of Directors of the Corporation, the Manager and the Corporation's officers will supervise and implement the Fund's investment activities. The Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

     The Management Agreement between the Fund and First Pacific Management Corporation will be submitted to the Fund's initial shareholder(s) for approval. Each Agreement continues in effect for an initial two-year period and thereafter for successive annual periods, so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.

                                    CUSTODIAN

     Bank of California of San Francisco, California is the custodian of the assets of the Fund.

                              THE DISTRIBUTION PLAN

     The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that the Fund may spend up to .50% per year of its average daily net assets in connection with the Fund's activities as a distributor of its shares. The Board of Directors determined that the Distribution Plan is in the best interests of the shareholders. Pursuant to the Distribution Plan, the Fund has entered into a Distribution Agreement with First Pacific Securities (the "Distributor"), to serve as the distributor of the Fund's shares. Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers and dealers.

     During the initial term of the Distribution Agreement the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Fund is not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.

     The Plan provides that the Distributor must submit quarterly reports to the Board of Directors of the Corporation setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

     The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of Fund shareholders, and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund will be submitted to the Fund's initial shareholder(s) for approval. The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of the Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Distribution Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested directors is committed to the discretion of the disinterested directors.

                      ALLOCATION OF BROKERAGE TRANSACTIONS

     In effecting purchases and sales of the Fund's portfolio securities, the Manager and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Manager, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, subject to best price and execution, the Manager and the Fund may take into account whether the firm has sold or is selling shares of the Fund.

                        SHAREHOLDER SERVICES AND REPORTS

         First Pacific Recordkeeping, Inc., transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. The Transfer Agent also provides personal services to shareholders of the Fund pursuant to the Shareholder Services Agreement. Services provided pursuant to this Agreement include telephone and written communications with shareholders pertaining to changing dividend payment options, account designations and addresses, transfers, purchase and redemption transactions and general maintenance of shareholder relations. The Shareholder Service Agreement does not duplicate services provided under the Transfer Agent Agreement, such as maintenance of shareholder accounts and records, or effectuating redemptions, transfers or opening shareholder accounts. Clerical services provided by the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies, to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications.

     When an initial investment is made in the Fund, an account will be opened for each investor on the Fund's books and investors will receive a confirmation of the opening of the account. Investors will receive monthly statements giving details of all activity in their account during the month and will also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

                         GENERAL INFORMATION AND HISTORY

     First Pacific Mutual Fund, Inc. was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to the Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have preemptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Fund intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter.

     This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.

     Shareholder inquiries should be directed to: First Pacific Securities, 2756 Woodlawn Drive #6-201, Honolulu, Hawaii 96822.

INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

DISTRIBUTOR
First Pacific Securities, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

CUSTODIAN
Bank of California
400 California Street
San Francisco, California  94104

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102

TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

LEGAL COUNSEL TO INVESTMENT MANAGER
Hawley Troxell Ennis & Hawley
First Interstate Center
877 West Main, Suite 1000
Boise, Idaho  83701

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                         FIRST PACIFIC MUTUAL FUND, INC.

                        FIRST IDAHO TAX-FREE FUND SERIES


                       STATEMENT OF ADDITIONAL INFORMATION

     First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Idaho Tax-Free Fund is the third series of the corporation. The Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated May_____, 1996, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling (808) 988-8088. .

     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                                TABLE OF CONTENTS

Investment Polices and Restrictions...........................................2
Additional Investment Considerations..........................................4
Description of Municipal Securities Ratings..................................11
Officers and Directors.......................................................15
Custodian....................................................................16
Fund Accounting..............................................................17
Independent Auditors.........................................................17
Investment Management Agreement..............................................17
Portfolio Transactions ......................................................17
The Distributor .............................................................18
Transfer Agent ..............................................................20
Performance .................................................................21

This Statement of Additional Information is dated May_____, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Idaho and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Idaho state income taxes in the opinion of counsel.

     Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

     1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

     2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

     3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent obligations in which the Fund may invest are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

     6. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

     9. Make investments for the purpose of exercising control or participation in management.

     10. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Idaho tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

     11. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

     12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or
(ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

     Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

     Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial papers. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre- refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion, upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

     Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

     Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

     Idaho Bonds. Idaho issues several types of municipal securities. These include:

     1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

     2. Bonds issued under special improvements statutes;

     3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

     4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

     All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

     There is a constitutional limitation of $2 million on the issuance of State of Idaho general obligation bonds. Idaho may exceed this limitation only through voter referendum and approval by members of each House of the State Legislature. This limitation on the power of the State to incur indebtedness, applies only to the issuance of State general obligation bonds.

     Because the Portfolio will ordinarily invest 80% or more of its net assets in Idaho obligations, it is more susceptible to factors affecting Idaho issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

     The  Idaho  economy  is   concentrated  in   construction,   manufacturing,
agriculture, tourism, food products, lumber and mining.

     Agriculture related business ranks as the state's number one industry with cash receipts of close to $3 billion. Over 18,000 Idahoans are employed in food processing operations and more than 32,000 work on farms and ranches.

     The service producing sector, another one of the fastest growing sectors of Idaho's economy, accounts for nearly eight out of every ten nonfarm jobs in Idaho. Categories in this sector include finance, insurance, real estate, transportation, communications, public utilities, trade, services and government. With the expected economic growth and influx of population from outside of the state, these categories are forecast to continue advancement. Idaho's economy is slowly shifting its reliance on agricultural and consumptive natural resource-based industries, to those businesses which include jobs in the categories listed above.

     Tourism is growing rapidly and is Idaho's third largest industry. Between 1989 and 1994, annual travel expenditures have increased from $730 million to over $1.8 billion and employment in travel related businesses has grown by almost 50% since 1982.

     Idaho's hi-tech industry has continued to grow at a rapid pace during the last two years. The electrical and nonelectrical machinery sector may become the state's largest manufacturing employer early next year. According to DRI/McGraw Hill, real spending on office and computing equipment will increase by at least 14.0% annually through 1997.

     With only 3% of the nation's forests, Idaho ranks among the seventh largest producers of softwood lumber in the U.S., producing 5% of the nation's softwood lumber. 1994's wild fires left large tracts of forest land ripe for salvage logging which may help mitigate the efforts the U.S. Forest Service has made in recent years to reduce the number of board feet cut from Idaho forests. The burned timber must be cut within a very short time to reduce the risk of decay thereby rendering it useless for commercial lumber purposes. The salvage sales may help alleviate an otherwise tight lumber supply and employment market. In spite of this, the Idaho Division of Financial Management (DFM) is forecasting an employment decline of 4.3% in 1995.

     Idaho ranks in the top ten domestic producers of gold and has remained one of the nation's largest producers of silver for nearly a century. Idaho also ranks among the nation's leading producers of lead, zinc, antimony, phosphate and molybdenum. The phosphate and molybdenum deposits in southeastern Idaho are the largest in the U.S.

     With the growth in world trade and the reduction of tariffs and other trade barriers, Idaho's economy is becoming increasingly tied to the international marketplace. Between 1987 and 1994, Idaho's total exports have grown from $750 million to $2.3 billion. The growth in merchandise or non-agricultural products has increased from $332 million in 1987 to $1.32 billion in 1994. Based on U. S. Department of Commerce calculations, exports directly account for nearly 44,000 Idaho jobs.

     U.S. Census Bureau data shows total Idaho housing starts rose 54.1% during the first quarter of 1994. Construction employment is correspondingly strong during the same time period. However, the severe housing shortage, while not alleviated, is abating somewhat and longer sales times, rising vacancy rates and moderating rent and sale prices suggest that Idaho's housing supply is finally catching up with the demand.

     The U.S. Department of Commerce Bureau of Economic Analysis reports Idaho nonfarm personal income grew at a healthy 8.4% in the first quarter of 1994. On an annual basis, Idaho nonfarm employment is expected to grow 5.5% in 1994, non-farm personal income is forecast to increase 8.7%, and housing starts are expected to rise 11.4%.

     U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and
(2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

     Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by

Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of the Fund.

     Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

     Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The fund will comply with SEC requirements concerning such excess margin.

     The Fund may also purchase and sell put and call options on financial futures, including option on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

     When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The Securities and Exchange Commission requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

     The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

     Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

     Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

     The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

     "When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings)
at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

     Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

     An S&P corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;
     2.   Nature of and provision of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

1.        Municipal bonds.

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issued only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB
B
CCC
CC
          Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, those are outweighed by large quantities or major risk exposures to adverse conditions.

               Plus (+) or Minus(-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

               L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

               + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

               * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

2.        Short-term tax exempt notes

          S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

          SP-1 Very strong or strong  capacity to pay  principal  and  interest.
               These   issues   determined   to  possess   overwhelming   safety
               characteristics will be given plus (+) designation.
          SP-2 Satisfactory capacity to pay principal and interest.
          SP-3 Speculative capacity to pay principal and interest.

3.        Tax-exempt Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. These issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          Moody's  Investors  Service,   Inc.  -  A  brief  description  of  the
applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

1.        Municipal bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Con.(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

2.        Short-term tax exempt notes

          Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with
"ample  margins of  protection";  MIG 3 notes are of  "favorable  quality....but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

3.        Tax exempt commercial paper

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated  Prime-3 (or related  supporting  institutions)  have an
          acceptable   capacity   for   repayment   of   short-term   promissory
          obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.


                             OFFICERS AND DIRECTORS

     The officers and directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below.

Name and                            Position & Office                  Principal Occupation During
Address                             With the Fund                      the Past Five Years
---------------------------------------------------------------------------------------------------
*Terrence K.H. Lee                  Director, President                President, First Pacific Management Corp.;
1441 Victoria St #901                                                  President, First Pacific Securities, Inc.
Honolulu, HI  96822

Samuel L. Chesser                   Director                           Market Maker and Member Pacific Stock
21 Seacape Drive                                                       Exchange: Formerly President, First
Muir Beach, CA   94965                                                 Pacific Securities, Inc.; Vice President,
                                                                       First Pacific Management Corporation.

Clayton W.H. Chow                   Director                           Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

Lynden Keala                        Director                           Market Analyst, Vanier Graphics, Inc.
47-532 Hui Iwa St.
Kaneohe, HI   96744

Stuart S. Marlowe                   Director                           President, Record Service, Inc.
274 Poipu Drive
Honolulu, HI  96825

*Jean M. Chun                       Secretary                          Corporate Secretary, First Pacific
217 Prospect St. B-14                                                  Management Corporation; Corporate
Honolulu, HI  96813                                                    Secretary, First Pacific Securities, Inc.

*Charlotte A. Meyer                 Treasurer                          Corporate Treasurer, First Pacific
PO Box 2834                                                            Management Corporation; Corporate
Kamuela, HI  96743                                                     Treasurer, First Pacific Securities, Inc.

     The compensation of the officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other officers of the Fund who are not interested persons for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors of the Fund are not compensated for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors and officers as a group own less than 1% of the Fund's shares.


                                    CUSTODIAN

     Bank of California, of San Francisco, California, is the custodian of the Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

                                 FUND ACCOUNTING

     First Pacific Recordkeeping, Inc., a wholly-owned subsidiary of First Pacific Management, Corporation provides fund accounting for the Fund. The annual accounting fee schedule for the Fund is as follows:

         $21,500           Minimum to  $ 20 Million of Average Net Assets
         .000325           On Next     $ 30 Million of Average Net Assets
         .00026            On Next     $ 50 Million of Average Net Assets
         .000195           On Next     $100 Million of Average Net Assets
         .0001625          Over        $200 Million of Average Net Assets


                              INDEPENDENT AUDITORS

     The  independent   auditors  for  the  Fund  are  Tait,   Weller  &  Baker,
Philadelphia, Pennsylvania.

                         INVESTMENT MANAGEMENT AGREEMENT

     The investment management agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and select brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

     The agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.


                             PORTFOLIO TRANSACTIONS

     The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services.

These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

     If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

     If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

     The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require First Pacific Securities, Inc. to furnish reports to the Directors and to maintain records in connection with such reviews.

                                 THE DISTRIBUTOR

     Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc.

(the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a distribution agreement, First Pacific Securities, Inc. will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

Determining Offering Price

Shares are offered at net asset value plus any applicable sales charge as follows:

                                                                                            Concession to
                                                                  As a % of Net             Dealers as a
Amount of                              As a % of                  Amount                    % of Amount
Investment                             Offering Price             Invested                  Invested
---------------------------------------------------------------------------------------------------------
Less than $50,000                      2.75%                      2.83%                     2.25%

$50,000 but less
than $100,000                          2.25%                      2.30%                     1.75%

$100,000 but less
than $250,000                          1.75%                      1.78%                     1.25%

$250,000 but
than $500,000                          1.25%                      1.27%                     0.95%

$500,000 but less
than $1,000,000                        1.00%                      1.01%                     0.80%

$1,000,000 and over                    0.00%                      0.00%                     0.25%*

* The Distributor may pay a concession to dealers, out of its own assets, a fee of up to .25% of the offering price of sales of $1,000,000 or more. However, the Distributor reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

     Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses for distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

     Under the Distribution Plan, the Fund will pay the distributor for expenditures which are primarily intended to result in the sale of the Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities.
Accordingly, the Fund will engage banks only to perform administrative and investor servicing functions. The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

     The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or directors of the Fund and by the Fund's disinterested directors in compliance with the Investment Company Act of 1940. The agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

                                 TRANSFER AGENT

     First Pacific Recordkeeping Inc., Honolulu, Hawaii, a wholly-owned subsidiary of First Pacific Management, Corporation, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Directors of First Pacific Mutual Fund, Inc. at a meeting held for such purpose on January 29, 1996. The agreement is subject to annual renewal by the Board of Directors, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, the Transfer Agent will receive a fee calculated at an annual rate of $16.50 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

     The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.

                                   PERFORMANCE

     Current yield, tax equivalent yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the new SEC formula:

                   Yield = 2 [(a-b + 1)6-1]
                           ----------------
                                  cd
where
         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.

     Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

     As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

According to the new SEC formula:

                   P(1 + T)n =  ERV
where
          P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Comparisons and Advertisements

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, tax equivalent yield or total return for the Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield, tax equivalent yield or total return as reported by other investments, indices, and averages.

     The Shearson Lehman Hutton Municipal Bond Index measures yield, price, and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.

Financial Statements

     The Financial Statements of the Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors.

                                     PART C

                                OTHER INFORMATION

Item 24.  STATEMENTS AND EXHIBITS.

     The following are the financial statements and exhibits filed as a part of this registration statement:

     (a)  Financial Statements:

          Not applicable.

     (b)  Exhibits:

          (1) Registrant's Articles of Incorporation.* (Filed with Form N-1A registration.) Registrant's Articles Supplementary

          (2)  Registrant's By-Laws.* (Filed with Form N-1A registration.)

          (3)  Not applicable, because there is no voting trust agreement.

          (4) Specimen copy of each security to be issued by the registrant.* (Filed with Form N-1A registration.) First Idaho Tax-Free Fund Specimen Security

          (5)  (a) Form of Management Agreement between First Pacific Management
               Corporation   and  the   Registrant.*   (Filed   with  Form  N-1A
               registration.) Management Agreement, as amended

          (6)  Form of principal  Underwriting  Agreement  between First Pacific
               Securities   and  the   Registrant.*   (Filed   with   Form  N-1A
               registration.) Underwriting Agreement, as amended

          (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

          (8) Form of Custodian Agreement between Registrant and Bank of California.

          (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others.

          (10) Opinion  and  consent  of  counsel  as to  the  legality  of  the registrant's securities being registered. (To be supplied annually pursuant to Rule 24f-2 of the Investment Company Act of 1940.)

          (11) The  consent  of  Tait,   Weller  &  Baker   Independent   Public
               Accountants. Not Applicable

          (12) Not applicable.

          (13) Letter from contributors of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.* (Filed with Pre-effective Amendment #1 to Form N-1A).

          (14) Not applicable.

          (15) (a) Rule 12b-1 Plan of Distribution.* (Filed with Form N-1A registration.) 12b-1 Plan, as amended

               (b) Shareholder Services Agreement.* (Filed with Form N-1A registration.) Shareholder Services Agreement, as amended

               (c)  Selling   Dealer   Agreement.*   (Filed   with   Form   N-1A
                    registration.) First Idaho Tax-Free Fund Selling Dealer Agreement

               (d)  First Pacific Mutual Fund Inc.  Transfer  Agent  Agreement.*
                    (Filed  with  Form  N-1A   registration.)   Transfer   Agent
                    Agreement, as amended

               (e)  Accounting  Services   Agreement.*  (Filed  with  Form  N1-A
                    registration.) Accounting Services Agreement, as amended

          (16) Schedule  of   Computation   of   Performance   Quotations.   Not
               applicable.

*Previously filed and incorporated by reference herein.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

     NONE


Item 26.  NUMBER OF HOLDERS OF SECURITIES.

     The number of record holders of each class of securities of the Registrant as of January 29, 1996, is as follows:

          (1)                                               (2)
    Title of Class                               Number of Record Holders

     Common stock $.01 par value:

     First Hawaii Municipal Bond Fund                       1,949

     First Hawaii Intermediate Municipal Fund                 200

     First Idaho Tax-Free Fund                                  0


Item 27.  INDEMNIFICATION.

     Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

     (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

     (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The principal business of First Pacific Management Corporation is to provide investment counsel and advice to individuals and institutional investors.


Item 29.  PRINCIPAL UNDERWRITERS.

     (a) First Pacific Securities, the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

     (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:

                                            Position and                                Position and
Name and Principal                          Offices with                                Offices with
Business Address                            Underwriter                                 Registrant
-----------------------------------------------------------------------------------------------------
Terrence Lee                                President                                   Director and
2756 Woodlawn Drive, #6-201                                                             President
Honolulu, HI   96822

Jean Chun                                   Secretary                                   Secretary
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Charlotte Meyer                             Treasurer                                   Treasurer
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

     (c) Not applicable.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of:

                  First Pacific Management Corporation
                  2756 Woodlawn Drive, #6-201
                  Honolulu, HI   96822;

                  First Pacific Recordkeeping, Inc.
                  2756 Woodlawn Drive, #6-201
                  Honolulu, HI  96822


Item 31.  MANAGEMENT SERVICES.

     All management services are covered in the management agreement between the Registrant and First Pacific Management Corporation, as discussed in Parts A and B.

Item 32.  UNDERTAKINGS.

     Registrant undertakes to file a post-effective amendment, using financial statements of the First Idaho Tax-Free Fund, which need not be certified, within four to six months from the effective date of this post-effective amendment to Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Honolulu and State of Hawaii on the 29th day of January, 1996.

                                    FIRST PACIFIC MUTUAL FUND, INC.
                                    (Registrant)


                                    By:   (sig. on original)
                                        Terrence K.H. Lee, President


     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


_____(sig. on orig.)____________     President, Principal      January 29, 1996
Terrence K.H. Lee                    Executive and Financial
                                     Officer, and Director

_____(sig. on orig.)____________     Director                  January 29, 1996
Samuel L. Chesser


_____(sig. on orig.)____________     Director                  January 29, 1996
Clayton W.H. Chow


_____(sig. on orig.)____________     Director                  January 29, 1996
Lynden Keala


_____(sig. on orig.)____________     Director                  January 29, 1996
Stuart Marlowe